                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 1999




                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                                  1-10875                                      13-3247827
(State or other jurisdiction of               (Commission file number)              (I.R.S. Employer Identification No.)
        incorporation)

1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                                                           19406
(Address of principal executive office)                                                           (Zip code)
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                  Registrant's telephone number: (610) 992-7200


              (Former name, former address and former fiscal year,
                         if changed since last report.)




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       ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                On October 19, 1999, NovaCare, Inc., a Delaware corporation (the "Registrant") and its wholly-owned subsidiary, NC Resources, Inc., a Delaware corporation, sold the Registrant's 64% ownership interest in NovaCare Employee Services, Inc. ("NCES"), a Delaware corporation. The sale was completed as part of a tender offer for all of NCES's outstanding common stock dated September 15, 1999 by New Plato Acquisition, Inc. (the "Purchaser"), a wholly-owned subsidiary of Plato Holdings, Inc. (the "Transaction").

                In conjunction with the tender offer, the Registrant received $2.50 per share for its 19,400,000 shares of NCES common stock, or $48.5 million. Of this amount, $13.4 million has been placed in escrow with respect to the Registrant's guarantee of a four-year contract with NCES to supply services to the Registrant's remaining operating division. The Registrant is also obligated to pay certain investment banking fees, management bonuses and other costs associated with the transaction. These costs are estimated to total $4.1 million.

                As a result of this sale, the Company expects to report a gain in the second quarter of fiscal 2000. Based on information as of June 30, 1999, this gain is estimated to be $6.9 million.

       ITEM 7 (b).  PRO FORMA FINANCIAL INFORMATION

                The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 1999 and unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 ("Pro Forma Financial Information") are based on the historical consolidated financial statements of the Registrant adjusted to give effect to the Transaction. The Pro Forma Condensed Consolidated Statement of Operations has been prepared assuming the Transaction occurred as of July 1, 1998 and the Pro Forma Condensed Consolidated Balance Sheet has been prepared assuming the Transaction occurred as of June 30, 1999.

                The Pro Forma Financial Information does not purport to present what the Registrant's results of operations or financial position would have been had the Transaction occurred as of July 1, 1998 or June 30, 1999, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

                The Pro Forma Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements included in its Form 10-K for the fiscal year ended June 30, 1999.





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                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


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
                                                    HISTORICAL RESULTS                       PRO FORMA
                                                    FOR THE YEAR ENDED      PRO FORMA           AS
                                                      JUNE 30, 1999        ADJUSTMENTS        ADJUSTED
                                                      -------------        -----------        --------
NET REVENUES ...................................       $ 1,477,917        $   859,135(a)    $   618,782
COST OF SERVICES ...............................         1,267,491            823,268(a)        444,223
                                                       -----------        -----------       -----------
      GROSS PROFIT .............................           210,426             35,867           174,559

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES ......................           162,719             38,434(a)        124,285
PROVISION FOR UNCOLLECTIBLE
  ACCOUNTS .....................................            42,540                733(a)         41,807
AMORTIZATION OF EXCESS COST
  OF NET ASSETS ACQUIRED .......................            22,866              3,571(a)         19,295
PROVISION FOR RESTRUCTURE ......................            43,395                910(a)         42,485
                                                       -----------        -----------       -----------
     LOSS FROM OPERATIONS ......................           (61,094)            (7,781)          (53,313)
GAIN FROM ISSUANCE OF
  SUBSIDIARY STOCK .............................             1,506              1,506(a)             --
INVESTMENT (LOSS) INCOME .......................              (650)                99(a)           (749)
INTEREST EXPENSE ...............................           (41,592)              (481)(a)       (41,111)
MINORITY INTEREST ..............................            (3,135)            (2,818)(a)          (317)
                                                       -----------        -----------       -----------
     LOSS FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES .....................          (104,965)            (9,475)          (95,490)
INCOME TAXES ...................................           (23,129)             7,663(a)        (30,792)
                                                       -----------        -----------       -----------
     INCOME (LOSS) FROM CONTINUING
       OPERATIONS ..............................       $   (81,836)       $   (17,138)      $   (64,698)
                                                       ===========        ===========       ===========
  LOSS FROM CONTINUING OPERATIONS
    PER SHARE:
     BASIC .....................................       $     (1.30)                         $     (1.03)
                                                       ===========                          ===========
     ASSUMING DILUTION .........................       $     (1.30)                         $     (1.03)
                                                       ===========                          ===========
  WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
     BASIC .....................................            62,837                               62,837
                                                       ===========                          ===========
     ASSUMING DILUTION .........................            62,837                               62,837
                                                       ===========                          ===========
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
                         NOVACARE, INC. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



(a) To eliminate results of operations of NCES for the entire period other than the amounts associated with the provision of payroll and other employee services to the Registrant. There are no pro forma adjustments to NCES associated with the provision of payroll and other employee services to the Company because these expenses are eliminated upon consolidation of the historical financial statements.







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                         NOVACARE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30,1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


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
                                                          HISTORICAL
                                                             AS OF            PRO FORMA         PRO FORMA AS
                                                         JUNE 30, 1999       ADJUSTMENTS          ADJUSTED
                                                         -------------       -----------          --------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS .......................        $   23,277        $ (5,394)(a)        $   53,013
                                                                               35,130 (b)
  ACCOUNTS RECEIVABLE .............................           193,407         (29,771)(a)           163,636
  INCOME TAX RECEIVABLE ...........................            23,022                                23,022
  INVENTORIES .....................................            44,651                                44,651
  DEFERRED INCOME TAXES ...........................            37,422          (2,393)(a)            35,029
  NET ASSETS OF DISCONTINUED
     OPERATIONS ...................................            44,388                                44,388
OTHER CURRENT ASSETS ..............................            22,323          (2,853)(a)            32,840
                                                                               13,370 (b)
                                                           ----------        --------            ----------
      TOTAL CURRENT ASSETS ........................           388,490           8,089               396,579
PROPERTY AND EQUIPMENT, NET .......................            59,744          (6,226)(a)            53,518
EXCESS COST OF NET ASSETS ACQUIRED,
NET ...............................................           729,947         (81,971)(a)           647,976
INVESTMENTS IN JOINT VENTURE ......................            15,120                                15,120
OTHER ASSETS, NET .................................            11,564          (2,288)(a)             9,276
                                                           ----------        --------            ----------
                                                           $1,204,865        $(82,396)           $1,122,469
                                                           ==========        ========            ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  CURRENT PORTION OF FINANCING
     ARRANGEMENTS .................................        $  551,320        $ (2,226)(a)        $  549,094
  ACCOUNTS PAYABLE AND ACCRUED
     EXPENSES .....................................           131,310         (42,168)(a)            93,242
                                                                                4,100 (b)
INCOME TAXES PAYABLE ..............................             2,192          (2,192)(a)                --
                                                           ----------        --------            ----------
      TOTAL CURRENT LIABILITIES ...................           684,822         (42,486)              642,336
FINANCING ARRANGEMENTS, NET OF
   CURRENT PORTION ................................            54,237            (425)(a)            53,812
DEFERRED INCOME TAXES .............................            39,091         (14,453)(a)            24,638
OTHER .............................................             5,031          (3,746)(a)             1,285
                                                           ----------        --------            ----------
      TOTAL LIABILITIES ...........................           783,181         (61,110)              722,071
                                                           ----------        --------            ----------
MINORITY INTEREST .................................            28,425         (28,173)                  252
COMMITMENTS AND CONTINGENCIES .....................                --              --                    --
SHAREHOLDERS' EQUITY:
  COMMON STOCK ....................................               686                                   686
  ADDITIONAL PAID-IN CAPITAL ......................           274,603                               274,603
  RETAINED EARNINGS ...............................           160,644           6,887 (b)           167,531
                                                           ----------        --------            ----------
                                                              435,933           6,887               442,820
     LESS:  COMMON STOCK IN TREASURY ..............           (42,674)                              (42,674)
                                                           ----------        --------            ----------
               TOTAL SHAREHOLDERS' EQUITY .........           393,259           6,887               400,146
                                                           ----------        --------            ----------
                                                           $1,204,865        $(82,396)           $1,122,469
                                                           ==========        ========            ==========
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                         NOVACARE, INC. AND SUBSIDIARIES
           NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) Adjustments to reflect the elimination of the NCES assets and liabilities that were transferred to the Purchaser as a result of the Transaction.

(b) Adjustments reflect: (i) the estimated gain of $6,887 and estimated transaction costs of $4,100, and (ii) estimated net proceeds from the Transaction of $48,500, of which $13,370 are assumed to be held in escrow and $35,130 have been included in cash and cash equivalents.













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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       NOVACARE, INC.
                                            -----------------------------------
                                                       (Registrant)




         November 2, 1999                By /s/     Robert E. Healy, Jr.
                                            -----------------------------------
                                                Robert E. Healy, Jr.,
                                                Senior Vice President,
                                                Finance & Administration and
                                                Chief Financial Officer





         November 2, 1999                By /s/      Barry E. Smith
                                            -----------------------------------
                                                Barry E. Smith
                                                Vice President,
                                                Controller and
                                                Chief Accounting Officer
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                                INDEX TO EXHIBITS


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
         Exhibit
         Number           Description                                             Page Number
         ------           -----------                                             -----------
            2(a)          Stockholder Agreement dated as of September
                          8, 1999 (incorporated by Reference to
                          Exhibit 2(a) to the Company's Current Report
                          on Form 8-K dated October 12, 1999)

           10(a)          Revolving Credit Facility Agreement
                          Twenty-Second Amendment dated as
                          of October 18, 1999 by and among NovaCare and certain of its subsidiaries and PNC
                          Bank, N.A.

           10(b) Subscriber Services Agreement dated as of July 1, 1999 between NovaCare, Inc. and
                          NovaCare Employee Services, Inc.

           99(a)          Press Release dated October 19, 1999
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